                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)       May 3, 1996
                                                -------------------------------




                            CROWN CASINO CORPORATION
- - - - -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     TEXAS                             0-14939               63-0851141
- - - - -------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)




        4040 NORTH MACARTHUR BOULEVARD, SUITE 100, IRVING, TEXAS  75038
- - - - -------------------------------------------------------------------------------
                    (Address of principal executive offices)




Registrant's telephone number, including area code       (214) 717-3423
                                                  -----------------------------



        2415 WEST NORTHWEST HIGHWAY, SUITE 103, DALLAS, TEXAS 75220-4446
- - - - -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On May 3, 1996, Crown Casino Corporation (the "Company") closed the sale of the remaining 50% interest owned by the Company in St. Charles Gaming Company, Inc., its 50%-owned subsidiary ("SCGC"), to Casino America, Inc. In June 1995, the Company sold a 50% interest in SCGC to Louisiana Riverboat Gaming Partnership ("LRGP"), a joint venture owned 50% by Casino America, Inc.

     The Company sold its remaining 50% interest in SCGC in exchange for (i) 1,850,000 shares of Casino America common stock, (ii) an additional five year warrant to purchase up to 416,667 shares of Casino America common stock (bringing the total number of shares purchasable pursuant to warrants held by the Company to 833,334 shares) at an exercise price equal to $12.00 per share, and (iii) causing the exchange of the existing $20 million LRGP Note for Purchase Money Note A ("Note A") and Purchase Money Note B ("Note B"), each issued by LRGP in the principal amount of $10 million, and making certain modifications to the payment terms of Note A and Note B as compared to the prior LRGP Note. Based upon the closing price on May 3, 1996 of Casino America's common stock of $7.75 (as reported by Nasdaq), the total value of consideration received by the Company in this transaction was approximately $14.3 million (attributing no value to the Casino America warrants). The purchase price was negotiated at arms-length by the parties to the agreement.

     Casino America has agreed to register the shares issued to the Company for resale by July 1, 1996. The warrants to purchase shares of Casino America's common stock are subject to the condition that the warrants may only be exercised by converting all or a portion of Note B issued by LRGP in favor of Crown. Crown also granted a proxy to the Chairman of the Board, President and any Executive Vice President of Casino America with respect to voting of the Casino America shares owned by Crown.

     The Company does not presently intend to be a long-term holder of Casino America common stock. The Company may exchange its Casino America stock in the course of making an acquisition, or sell such shares for cash, which may then be used for acquisitions or for general corporate purposes.


ITEM 5. OTHER EVENTS.

     In March 1996, Casino America filed a registration statement on Form S-3 with the Securities and Exchange Commission to register approximately 3.9 million shares to conduct a rights offering to existing shareholders. Pursuant to the proposed rights offering, the Company expects that it will receive the right to purchase approximately 677,000 shares of Casino America common stock at a price of $5.875. The closing bid price of Casino America's common stock on May 15, 1996 was $8.125. As of May 15, 1996, Casino America's registration statement had not yet been declared effective. It is the Company's present intention to participate in the rights offering should it be given the opportunity to do so.


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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Pro Forma Financial Information.

            The following pro forma financial information is included in this report:

               Introduction to Pro Forma Financial Information
               Pro Forma Consolidated Balance Sheet (Unaudited) - January 31,
                 1996
               Pro Forma Consolidated Statement of Operations for the year ended April 30, 1995 (Unaudited)
               Pro Forma Consolidated Statement of Operations for the nine months ended January 31, 1996 (Unaudited)
               Notes to Pro Forma Consolidated Financial Statements

        (c) Exhibits.

            The following exhibit is incorporated by reference from Registration Statement on Form S-1, Registration No. 33-79484, Post Effective Amendment No. 10 filed on February 23, 1996, Exhibit 10.17:

                   Stock Purchase Agreement dated January 18, 1996 by and between the Registrant and Casino America, Inc., including form of Registration Agreement, Promissory Notes and Warrants issued in favor of the Registrant to purchase common stock of Casino America, Inc.



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


                            CROWN CASINO CORPORATION
                        PRO FORMA FINANCIAL INFORMATION



                           SALE OF FIRST 50% OF SCGC

On June 9, 1995 pursuant to a definitive stock purchase agreement Crown Casino Corporation ("Crown" or the "Company") sold a 50% interest in St. Charles Gaming Company, Inc. ("SCGC") to Louisiana Riverboat Gaming Partnership ("LRGP"), a joint venture owned 50% by Casino America, Inc. ("Casino America") and 50% by Louisiana Downs, Inc. LRGP owns the Isle of Capri(SM) dockside riverboat casino in Bossier City, Louisiana. The purchase price consisted of
(i) a five-year $20 million note (the "LRGP Note"), (ii) $1 million cash, and
(iii) a warrant (which may only be exercised by converting a portion of the LRGP Note) to purchase 416,667 shares of Casino America common stock at $12 per share. The LRGP Note bears interest at 11.5% per annum, payable monthly, and is secured by LRGP's 50% interest in SCGC. On July 29, 1995 SCGC's riverboat casino commenced gaming operations in Calcasieu Parish, Louisiana.


                     SALE OF REMAINING 50% INTEREST IN SCGC

On May 3, 1996, pursuant to a definitive stock purchase agreement, Crown sold its remaining 50% interest in SCGC to Casino America in exchange for (i) 1,850,000 shares of Casino America common stock that are to be registered for resale by July 1, 1996, (ii) the exchange of the $20 million LRGP Note for Purchase Money Note A ("Note A") and Purchase Money Note B ("Note B") each issued by LRGP in the principle amount of $10 million and making certain modifications to the payment terms of Note A and Note B as compared to the prior LRGP Note, and (iii) an additional five year warrant (which may only be exercised by converting a portion of Note B) to purchase 416,667 shares of Casino America common stock at $12 per share.


                         PRO FORMA FINANCIAL STATEMENTS

The following pro forma consolidated balance sheet as of January 31, 1996 gives effect to the sale of the Company's remaining 50% interest in SCGC as of such date. The sale of the first 50% of SCGC has already been reflected in Crown's historical consolidated balance sheet at January 31, 1996.

The following pro forma consolidated statements of operations of Crown for the nine months ended January 31, 1996 and for the year ended April 30, 1995 gives effect to (i) Crown's sale of 50% of SCGC to LRGP, and (ii) Crown's sale of the remaining 50% interest in SCGC to Casino America as if such transactions had occurred at the beginning of the respective periods.

The pro forma information is based on the historical financial statements of Crown and SCGC giving effect to the transactions described above and the adjustments described in the accompanying notes to pro forma consolidated financial statements and may not be indicative of the results that actually would have occurred had the transactions taken place on the dates indicated or the results which may be obtained in the future.

                            CROWN CASINO CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   UNAUDITED
                                JANUARY 31, 1996
                                 (IN THOUSANDS)



                                                                  Record Sale of
                                                                  Remaining 50%                 Pro Forma
                                                    Crown         Interest in SCGC            Consolidated
                                                  ---------       ----------------            ------------
Current assets:
    Cash and cash equivalents                     $     376                                      $     376
    Receivables                                       1,021                                          1,021
    Prepaid expenses and other                          506                                            506
    Marketable securities                                                $  14,338(a)               14,338
                                                  ---------              ---------               ---------
                                                      1,903                 14,338                  16,241
Property and equipment:
    Furniture, fixtures and equipment                 1,715                                          1,715
    Land held for development                        16,170                                         16,170
                                                  ---------                                      ---------
                                                     17,885                                         17,885
    Accumulated depreciation                           (167)                                          (167)
                                                  ---------                                      ---------
                                                     17,718                                         17,718

Note receivable                                      20,000                                         20,000
                                                  ---------              ---------               ---------

                                                  $  39,621              $  14,338               $  53,959
                                                  =========              =========               =========


Current liabilities:
    Accounts payable                              $      32                                      $      32
    Accrued liabilities                                 318              $   2,400 (c)               2,718
    Current portion of long term obligations             68                                             68
                                                  ---------              ---------               ---------
                                                        418                  2,400                   2,818


Long term obligations, less current portion             930                                            930
Investment in SCGC                                    3,458                 (3,458) (c)
Deferred income taxes                                 8,224                                          8,224
Stockholders' equity                                 26,591                 15,396                  41,987
                                                  ---------              ---------               ---------
                                                  $  39,621              $  14,338               $  53,959
                                                  =========              =========               =========

See Accompanying Notes to Pro Forma Consolidated Financial Statements

                            CROWN CASINO CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1995
                                   UNAUDITED
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)





                                               Historical          Deconsolidate                                Pro Forma
                                                 Crown                 SCGC               Adjustments         Consolidated
                                               ----------          -------------          -----------         ------------
Revenues:                                      $        -                                                        $       -

Costs and expenses:
   General and administrative                       2,008                                                            2,008
   Gaming pre-opening and development               8,190              $  (7,677)                                      513
   Site abandonment and contract buy-out            7,131                 (7,131)
   Depreciation and amortization                      248                   (111)                                      137
                                                ---------              ---------                                  --------
                                                   17,577                (14,919)                                    2,658
                                                ---------              ---------                                  --------

Other income (expense):
   Interest expense                                (6,827)                 6,810                                       (17)
   Interest income                                    177                                   $   2,300 (d)            2,477
   Gain on sale of first 50% of SCGC                                                           21,513 (e)           21,513
   Gain on sale of remaining 50% of SCGC                                                       17,796 (f)           17,796
                                                ---------              ---------            ---------            ---------
                                                   (6,650)                 6,810               41,609               41,769
                                                ---------              ---------            ---------            ---------

     Income (loss) before taxes                   (24,227)                21,729               41,609               39,111

Provision (benefit) for income taxes               (3,902)                 2,827                8,200 (g)            7,125
                                               ----------              ---------            ---------            ---------
     Net income (loss)                         $  (20,325)             $  18,902            $  33,409            $  31,986
                                               ==========              =========            =========            =========

Income (loss) per share                        $    (2.01)                                                       $    3.02
                                               ==========                                                        =========


Weighted average common and common
equivalent shares outstanding                      10,104                                                           10,576
                                               ==========                                                        =========


See Accompanying Notes to Pro Forma Consolidated Financial Statements

                            CROWN CASINO CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1996
                                   UNAUDITED
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)






                                              Historical        Deconsolidate                        Pro Forma
                                                 Crown              SCGC            Adjustments     Consolidated
                                            ---------------     -------------       -----------     ------------
Revenues:                                        $      -                                               $    -
Costs and expenses:
  General and administrative                         1,896                                                 1,896
  Gaming pre-opening and development                   708           $  (536)                                172
  Depreciation and amortization                        102               (16)                                 86
  Bourbon Street write-off and other                   703                                                   703
                                                 ---------           -------                            --------
                                                     3,409              (552)                              2,857
                                                 ---------           -------                            --------
Other income (expense):
  Interest expense                                    (983)              965                                 (18)
  Interest income                                    1,660                           $      95 (h)         1,755
  Equity in loss of SCGC                            (2,569)                              2,569 (i)
  Gain on sale of first 50% of SCGC                 21,513                                                21,513
  Gain on sale of remaining 50% of SCGC                                                 17,796 (j)        17,796
                                                 ---------           -------         ---------          --------
                                                    19,621               965            20,460            41,046
                                                 ---------           -------         ---------          --------

    Income before taxes                             16,212             1,517            20,460            38,189

Provision for income taxes                           7,723                               2,450 (k)        10,173
                                                 ---------           -------         ---------          --------

    Net income                                   $   8,489           $ 1,517         $  18,010          $ 28,016
                                                 =========           =======         =========          ========



Income per share                                 $     .70                                              $   2.31
                                                 =========                                              ========



Weighted average common and common
equivalent shares outstanding                       12,106                                                12,106
                                                 =========                                              ========

See Accompanying Notes to Pro Forma Consolidated Financial Statements



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


                            CROWN CASINO CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PERCENTAGES)


                                 BALANCE SHEET




a - To record the receipt of 1,850,000 shares of Casino America common stock at the estimated fair value of $7.75 per share. On May 3, 1996 the closing bid price for Casino America's common stock was $7.75 per share.

b - To eliminate the investment in SCGC account.

c - To record the impact of income taxes on the sale of the remaining 50% interest in SCGC based upon a 38% effective income tax rate.


                              TWELVE MONTH PERIOD

d - To record twelve months of interest income at a rate of 11.5% per annum on the $20,000 LRGP Note (which was subsequently exchanged for Note A and Note
    B) received in the first sale of the 50% interest in SCGC.

e - To record Crown's sale of the first 50% interest in SCGC presumed to have occurred at the beginning of the period.

f - To record the sale of Crown's remaining 50% interest in SCGC and the receipt of 1,850,000 shares of Casino America common stock presumed to have occurred at the beginning of the period. The gain before income taxes on such transaction is calculated as follows:

          Consideration received:
             Shares of Casino America common stock       1,850,000
             Closing bid price on May 3, 1996            x   $7.75
                                                         ---------
                                                                     $14,338
          Crown's negative book basis in SCGC stock sold               3,458
                                                                     -------
                                                                     $17,796
                                                                     =======

g - To record the impact of income taxes on the adjustments described above based upon a 38% effective income tax rate.

                               NINE MONTH PERIOD

h - To record interest income at a rate of 11.5% per annum on the $20,000 LRGP
    Note (which was subsequently exchanged for Note A and Note B) received in the sale of the first 50% interest in SCGC from the beginning of the period to the point when interest on such LRGP Note has been included in the historical financial statements.

i - To eliminate Crown's proportionate share of the equity in net loss of SCGC.

j - To record the sale of Crown's remaining 50% interest in SCGC and the receipt of 1,850,000 shares of Casino America common stock presumed to have occurred at the beginning of the period. The gain before income taxes on such transaction is calculated as follows:

          Consideration received:
             Shares of Casino America common stock       1,850,000
             Closing bid price on May 3, 1996            x   $7.75
                                                         ---------
                                                                     $14,338
          Crown's negative book basis in SCGC stock sold               3,458
                                                                     -------
                                                                     $17,796
                                                                     =======

k - To record the impact of income taxes on the adjustments described above based upon a 38% effective income tax rate.



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CROWN CASINO CORPORATION



                                    By:  /s/ Mark D. Slusser
                                        -----------------------
                                        Mark D. Slusser
                                        Chief Financial Officer


Dated:  May 16, 1996